Supplement Dated December 30, 2013
To The Statement of Additional Information
Dated February 28, 2013

Curian Series TrustSM

On page 39, in the section “Trustees and Officers of the Trust,” please add the following row under the sub-heading “Independent Trustees” in the table:

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Mark S. Wehrle (56) 7601 Technology Drive Denver, CO 80237	Trustee2 (07/2013 to present)	58
Principal Occupation(s) During Past 5 Years:
Broker, RE/MAX Professionals (04/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (01/2011 to present); Partner, Deloitte & Touche LLP (09/1987 to 01/2011)

Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Variable Series Trust (07/2013 to present)

Effective January 1, 2014, on page 43, in the section “Trustees and Officers of the Trust,” sub-section “Trustee and Officer Compensation,” please delete the first paragraph in its entirety and replace with the following:

The Trustee who is an “interested person” receives no compensation from the Trust.  Effective January 1, 2014, each Independent Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $100,000, as well as a fee of $7,500 for each meeting of the Board attended.  The Chairman of the Board, if an Independent Trustee, receives an annual retainer of $130,000, as well as a fee of $7,500 for each meeting of the Board attended.  The Chair of the Audit Committee receives an additional annual retainer of $13,000 for his services in that capacity.  The members of the Audit Committee receive $2,500 for each in-person or telephonic Audit Committee meeting. The Chair of the Governance Committee receives an additional annual retainer of $10,000 for his services in that capacity.  The members of the Governance Committee will receive $2,500 for each in-person or telephonic Governance Committee meeting. If a Trustee participates in a Board meeting by telephone, the Trustee will receive half of the meeting fee.

On page 45, in the section “Trustee and Officers of the Trust,” sub-section “Additional Information Concerning The Trustees,” please add the following paragraph directly after the fifth paragraph:

Mark S. Wehrle.  Mr. Wehrle has over 30 years of general business experience and he has specific experience with accounting, auditing, internal controls and financial reporting that he gained as an audit partner serving financial services entities, including mutual funds.  The Board concluded that Mr. Wehrle is suitable to act as Trustee of the Trust because of his accounting and business experience.

This Supplement is dated December 30, 2013.

(To be used with Curian Series Trust SAI.)
IIS7279SAI 12/13